AMENDED AND RESTATED

                                 TRUST AGREEMENT



                                      among

                      DAVID M. WILKS, as Initial Depositor,

                                       and


               SOUTHWESTERN PUBLIC SERVICE COMPANY, as Depositor,

                                       and

                 WILMINGTON TRUST COMPANY, as Property Trustee,

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN




                          Dated as of October 21, 1996



                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I

                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

                                                       Amended and Restated
Trust Indenture                                           Trust Agreement
   Act Section                                                Section

ss.310(a)(1).................................................     8.07
     (a)(2) .................................................     8.07
     (a)(3) .................................................     8.09
     (a)(4) .................................................   Not Applicable
     (a)(5)..................................................     8.08
     (b) ....................................................     8.08
     (c).....................................................   Not Applicable
ss. 311(a) ...................................................    8.13
     (b) ....................................................     8.13
ss. 312(a) ...................................................    5.07
     (b).....................................................     5.07
     (c).....................................................     5.07
ss. 313 ......................................................    8.14
ss. 314(a) ...................................................    8.15
     (b) ....................................................   Not Applicable
     (c)(1) .................................................     8.16
     (c)(2) .................................................     8.16
     (c)(3) .................................................     8.16
     (d) ....................................................   Not Applicable
     (e) ....................................................     8.16
ss. 315(a) ...................................................    8.01
     (b) ....................................................     8.02, 8.14(b)
     (c) ....................................................     8.01(c)
     (d) ....................................................     8.01, 8.03
     (e) ....................................................     8.03
ss. 316(a) ...................................................    6.04
     (b) ....................................................     5.12
     (c) ....................................................     6.07
ss. 317(a)(1)................................................     8.03
     (a)(2) .................................................     8.03
     (b) ....................................................     5.08
ss. 318(a) ..................................................    10.11
     (b).....................................................    10.11
     (c).....................................................    10.11
--------------------


NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS

                                                                            Page
                                    ARTICLE I
                                  DEFINED TERMS

Section 1.01.  Definitions................................................... 1


                                   ARTICLE II
                           ESTABLISHMENT OF THE TRUST

Section 2.01.  Name.......................................................... 9
Section 2.02.  Office of the Property Trustee; Principal Place of Business... 9
Section 2.03.  Initial Contribution of Trust Property; Assignment of
                  Initial Depositor's Rights and Duties; Organizational
                  Expenses; Expense Agreement................................ 9
Section 2.04.  Issuance of the Preferred Securities.......................... 9
Section 2.05.  Subscription and Purchase of Debentures; Issuance of
                  the Common Securities......................................10
Section 2.06.  Declaration of Trust..........................................10
Section 2.07.  Authorization to Enter into Certain Transactions..............10
Section 2.08.  Assets of the Trust...........................................13
Section 2.09.  Title to Trust Property.......................................13


                                   ARTICLE III
                                 PAYMENT ACCOUNT

Section 3.01.  Payment Account...............................................13


                                   ARTICLE IV
                           DISTRIBUTIONS; REDEMPTIONS

Section 4.01.  Distributions.................................................14
Section 4.02.  Redemptions...................................................14
Section 4.03.  Subordination of Common Securities............................16
Section 4.04.  Payment Procedures............................................17
Section 4.05.  Tax Returns and Reports.......................................17
Section 4.06.  Payment of Taxes, Duties, Etc. of the Trust...................17


                                    ARTICLE V
                          TRUST SECURITIES CERTIFICATES

Section 5.01.  Initial Ownership.............................................18
Section 5.02.  The Trust Securities Certificates.............................18
Section 5.03.  Delivery of Trust Securities Certificates.....................18
Section 5.04.  Registration of Transfer and Exchange of Preferred
                  Securities Certificates....................................18

                                                                            Page

Section 5.05.  Mutilated, Destroyed, Lost or Stolen Trust
                  Securities Certificates....................................19
Section 5.06.  Persons Deemed Securityholders................................19
Section 5.07.  Access to List of Securityholders' Names and Addresses........19
Section 5.08.  Appointment of Paying Agent...................................20
Section 5.09.  Book-Entry Preferred Securities Certificates;
                  Common Securities Certificate..............................20
Section 5.10   Notices to Clearing Agency....................................21
Section 5.11.  Definitive Preferred Securities Certificates..................21
Section 5.12.  Rights of Securityholders.....................................22


                                   ARTICLE VI
                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

Section 6.01.  Limitations on Voting Rights..................................22
Section 6.02.  Notice of Meetings............................................23
Section 6.03.  Meetings of Trust Securityholders.............................23
Section 6.04.  Voting Rights.................................................24
Section 6.05.  Proxies, Etc..................................................24
Section 6.06.  Securityholder Action by Written Consent......................24
Section 6.07.  Record Date for Voting and Other Purposes.....................24
Section 6.08.  Acts of Securityholders.......................................24
Section 6.09.  Inspection of Records.........................................25


                                   ARTICLE VII
                   REPRESENTATIONS AND WARRANTIES OF THE BANK

Section 7.01.  Representations and Warranties................................26


                                  ARTICLE VIII
                                  THE TRUSTEES

Section 8.01.  Certain Duties and Responsibilities...........................27
Section 8.02.  Notice of Defaults............................................28
Section 8.03.  Certain Rights of the Property Trustee........................28
Section 8.04.  Not Responsible for Recitals or Issuance of Securities........30
Section 8.05.  May Hold Securities...........................................30
Section 8.06.  Compensation; Fees; Indemnity.................................31
Section 8.07.  Corporate Property Trustee Required; Eligibility of Trustees..31
Section 8.08.  Conflicting Interests.........................................31
Section 8.09.  Co-Trustees and Separate Trustees.............................32
Section 8.10.  Resignation and Removal; Appointment of Successor.............33
Section 8.11.  Acceptance of Appointment by Successor........................34

                                                                            Page
Section 8.12.  Merger, Conversion, Consolidation or Succession to
                  Business...................................................35
Section 8.13.  Preferential Collection of Claims Against Depositor
                  or Trust...................................................35
Section 8.14.  Reports by the Property Trustee...............................35
Section 8.15.  Reports to the Property Trustee...............................36
Section 8.16.  Evidence of Compliance with Conditions Precedent..............36
Section 8.17.  Number of Trustees............................................36
Section 8.18.  Delegation of Power...........................................36


                                   ARTICLE IX
                           TERMINATION AND LIQUIDATION

Section 9.01.  Termination upon Expiration Date..............................37
Section 9.02.  Early Termination.............................................37
Section 9.03.  Termination...................................................37
Section 9.04.  Liquidation...................................................37


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.01. Limitation on Rights of Securityholders.......................39
Section 10.02. Amendment.....................................................39
Section 10.03. Separability..................................................40
Section 10.04. Tax Elections.................................................40
Section 10.05. GOVERNING LAW.................................................40
Section 10.06. Successors....................................................40
Section 10.07. Headings......................................................41
Section 10.08. Intention of Parties..........................................41
Section 10.09. Notice and Demand.............................................41
Section 10.10. Agreement Not to Petition.....................................41
Section 10.11. Trust Indenture Act; Conflict with Trust Indenture Act........42

                              --------------------

Exhibit A         Certificate of Trust
Exhibit B         Form of Letter of Representations
Exhibit C         The Depository Trust Company:
                    Principal and Income Payments Rider
Exhibit D         Representations for Deposit/Withdrawal at Custodian
Exhibit E         Form of Common Securities Certificate
Exhibit F         Form of Agreement as to Expenses and Liabilities
Exhibit G         Form of Preferred Securities Certificate

                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I

            AMENDED AND RESTATED TRUST AGREEMENT, dated as of October 21, 1996, among (i) David M. Wilks, President and Chief Operating Officer of Southwestern Public Service Company (the "Initial Depositor"), (ii) Southwestern Public Service Company, a New Mexico corporation (the "Depositor" or "SPS"), (iii) Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iv) David M. Wilks, an individual, Robert D. Dickerson, an individual, and James D. Steinhilper, an individual, each of whose address is c/o SPS, Tyler at Sixth, Amarillo, Texas 79101 (each an "Administrative Trustee" and referred to collectively as the "Administrative Trustees") (the Property Trustee and the Administrative Trustees being referred to collectively as the "Trustees"), and (v) the several Holders (as defined herein).


                              W I T N E S S E T H:

            WHEREAS, the Initial Depositor and the Property Trustee have heretofore duly declared and established Southwestern Public Service Capital I (the "Trust") as a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement dated as of June 5, 1996 (the "Original Trust Agreement"), and by the execution and filing on June 5, 1996 by the Property Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust attached hereto as Exhibit A; and

            WHEREAS, the Initial Depositor, the Property Trustee and SPS desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the resignation of the Initial Depositor and the assumption by SPS of all of his rights, interests, duties and obligations, (ii) the acquisition by the Trust from SPS of all of the right, title and interest in the Debentures (as defined herein), (iii) the issuance of the Common Securities (as defined herein) by the Trust to SPS, (iv) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein) and (v) the appointment of the Administrative Trustees;

            NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties hereto, including the Holders, and intending to be legally bound, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

            Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

            "Act" has the meaning specified in Section 6.08.

            "Additional Amount" means the amount of Additional Interest Attributable to Deferral (as defined in the Subordinated Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

            "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in his capacity as Administrative Trustee of the Trust heretofore formed and continued hereunder, and not in his individual capacity; or such Administrative Trustee's successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Bank" has the meaning specified in the preamble to this Trust Agreement.

            "Bankruptcy Event" means, with respect to any Person:

                  (i) a decree or order is entered by a court having jurisdiction in the premises (a) for relief in respect of such Person in an involuntary case or proceeding under the Federal Bankruptcy Code or any other Federal or state bankruptcy, insolvency, reorganization or similar law or (b) adjudging such Person a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of such Person under the Federal Bankruptcy Code or any other applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

                  (ii) such Person institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable Federal or state law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or such Person consents to the entry of a decree or order for relief in respect of such Person in any involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable Federal or state law or to the institution of bankruptcy or insolvency proceedings against such Person, or such Person files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any such Person or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action.

            "Bankruptcy Laws" has the meaning specified in Section 10.10.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof and delivered to the Trustees.

            "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.09.

            "Business Day" means a day other than (x) a Saturday or a Sunday,
(y) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (z) a day on which the Property Trustee's corporate trust office or SPS's principal office is closed for business.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing Date" means the "Time of Delivery" as defined in the Underwriting Agreement, which date is also the date of execution and delivery of this Trust Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Security" means a beneficial interest in the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached hereto as Exhibit E.

            "Corporate Trust Office" means the principal office of the Property Trustee located in Wilmington, Delaware.

            "Debenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

            "Debenture Redemption Date" means "Redemption Date" as defined in the Subordinated Indenture.

            "Debenture Trustee" means Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware.

            "Debentures" means the $103,092,775 aggregate principal amount of SPS 7.85% Deferrable Interest Subordinated Debentures, Series A Due 2036, issued pursuant to the Subordinated Indenture.

            "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in typewritten, fully registered form as provided in Section 5.09(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11.

            "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801, et seq., as it may be amended from time to time.

            "Depositor" means SPS, as specified in the preamble to this Trust Agreement.

            "Distribution Date" has the meaning specified in Section 4.01(a).

            "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

            "Event of Default" means the occurrence of a Debenture Event of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

            "Expense Agreement" means the Agreement as to Expenses and Liabilities between SPS and the Trust, substantially in the form attached as Exhibit F, as amended from time to time.

            "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

            "Final Distribution" has the meaning set forth in Section 9.04.

            "Final Distribution Date" means the Date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04(a).

            "Global Certificate" shall mean the Preferred Securities Certificate or Certificates issued as specified in Section 5.09.

            "Guarantee" means the Guarantee Agreement executed and delivered by SPS and Wilmington Trust Company, a Delaware banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, as amended from time to time.

            "Holder" or "Securityholder" means a Person in whose name a Trust Security or Securities are registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

            "Investment Company Event" means the occurrence of a change in law or regulation or a change in the interpretation or application of any law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law") to the effect that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective after October 16, 1996.

            "Letter of Representations" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Certificates, substantially in the form attached hereto as Exhibit B, as the same may be amended and supplemented from time to time.

            "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

            "Like Amount" means (i) Trust Securities having an aggregate Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities, or (ii) Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed, as the case may be.

            "Liquidating Trustee" means a Person appointed pursuant to Section 9.04(b), solely in its capacity as Liquidating Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity.

            "Liquidation Amount" means the stated amount of U.S. $25 per Trust Security.

            "Liquidation Distribution" has the meaning specified in Section 9.04(e).

            "Officers' Certificate" means a certificate signed by (i) the Chairman, the President, an Executive Vice President, a Senior Vice President, a Vice President, or the Treasurer of the Depositor and (ii) the Secretary or an Assistant Secretary of the Depositor, and delivered to the appropriate Trustee; provided, however, that such certificate may be signed by two of the officers listed in clause (i) above in lieu of being signed by one of such officers listed in such clause (i) and one of the officers listed in clause (ii) above. One of the officers signing an Officers' Certificate given pursuant to Section
8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                           (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                           (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                           (c) a statement that each such officer has made such
                  examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d) a statement as to whether, in the opinion of each
                  such officer, such condition or covenant has been complied with.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, but not an employee of the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

            "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

            "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore authenticated and delivered under this Trust Agreement, except:

                  (i) Trust Securities theretofore canceled by the Administrative Trustees or delivered to the Administrative Trustees for cancellation;

                  (ii) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                  (iii) Trust Securities which have been paid pursuant to
         Section 4.04 or in exchange for or in lieu of which other Trust Securities have been authenticated and delivered pursuant to this Trust Agreement;

provided, however, that in determining whether the Holders of the requisite aggregate Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities which such Trustee has actual knowledge of such ownership shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee.

            "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

            "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.08 and shall initially be the Bank.

            "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.04.

            "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

            "Preferred Security" means a beneficial interest in the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit G.

            "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

            "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to such date.

            "Relevant Trustee" shall have the meaning specified in Section 8.10.

            "Securities Register" and "Securities Registrar" shall be as described in Section 5.04.

            "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities are registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

            "Special Event" means either a Tax Event or an Investment Company Event.

            "Subordinated Indenture" means the Indenture, dated as of October 21, 1996, between SPS and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

            "Supplemental Indenture" means the Supplemental Indenture to the Indenture establishing the Debentures.

            "Tax Event" means the receipt by the Trust or the Depositor, as the case may be, of an Opinion of Counsel experienced in such matters to the effect that a relevant tax law change has occurred after October 16, 1996. For purposes of the preceding sentence a relevant tax law change is any amendment or change to (or officially proposed amendment or change to) the laws (including regulations thereunder) of the United States or any political subdivision or taxing authority thereof, or the publication of any judicial opinion interpreting such laws (or regulations) or any written interpretation of such laws (or regulations) by any governmental authority having jurisdiction to enforce or administer such laws (or regulations) (including official and unofficial opinions purporting to apply such laws and regulations to other Persons who have issued securities similar to the Debentures), which amendment, change, proposed amendment or change, opinion or interpretation could, if valid and enacted or applied to the Trust or the Depositor, result in (i) the Trust, either currently or within 90 days of the date thereof, becoming subject to United States Federal income tax with respect to interest received on the Debentures, (ii) interest payable by the Depositor on the Debentures attributable to the Preferred Securities, either currently or within 90 days of the date thereof, becoming nondeductible for United States Federal income tax purposes or (iii) the Trust, either currently or within 90 days of the date thereof, becoming subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

            "Trust Agreement" means this Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are "automatically" deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Trust Agreement was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

            "Trust Security" means any one of the Common Securities or the Preferred Securities.

            "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

            "Underwriting Agreement" means the Underwriting Agreement, dated October 16, 1996, among the Trust, SPS and the several underwriters named therein.


                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

            Section 2.01. Name. The Trust created and continued hereby shall be known as "Southwestern Public Service Capital I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

            Section 2.02. Office of the Property Trustee; Principal Place of Business. The office of the Property Trustee in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address in Delaware as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o SPS, Tyler at Sixth, Amarillo, Texas 79101; Attention:
Secretary.

            Section 2.03. Initial Contribution of Trust Property; Assignment of Initial Depositor's Rights and Duties; Organizational Expenses; Expense Agreement. (a) The Property Trustee acknowledges receipt, in trust from the Initial Depositor in connection with the Original Trust Agreement, of the sum of $10, which constituted the initial Trust Property. (b) The Initial Depositor hereby assigns, and the Depositor hereby assumes, all rights, title and interests and all duties and obligations of the Initial Depositor under the Original Trust Agreement. (c) The Depositor shall pay the organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses. (d) The Depositor agrees to execute and deliver the Expense Agreement pursuant to which the Depositor shall pay certain indebtedness, expenses or liabilities of the Trust.

            Section 2.04. Issuance of the Preferred Securities. On October 16, 1996, the Initial Depositor, on behalf of the Trust, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the underwriters named therein Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 4,000,000 Preferred Securities having an aggregate Liquidation Amount of $100,000,000 against receipt of the aggregate purchase price of such Preferred Securities of $100,000,000. The consideration received by the Trust for the issuance of the Preferred Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            Section 2.05. Subscription and Purchase of Debentures; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Trust and having an aggregate principal amount equal to $103,092,775, and, in satisfaction of the purchase price for such Debentures, (x) the Administrative Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $100,000,000, and (y) contemporaneously therewith the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 123,711 Common Securities having an aggregate Liquidation Amount of $3,092,775. The consideration received by the Trust for the issuance of the Common Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            Section 2.06. Declaration of Trust. The exclusive purposes of the Trust are (a) to issue Trust Securities, (b) to purchase the Debentures with the Common Securities and the proceeds from the sale of the Preferred Securities, and (c) to engage in those activities necessary or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust.

            Section 2.07. Authorization to Enter into Certain Transactions. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this

Section, and in accordance with the following provisions (A) and (B), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (A) As among the Trustees, the Administrative Trustees shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i)  the issuance and sale of the Trust
                  Securities;

                           (ii) to cause the Trust to enter into, and to
                  execute, deliver and perform on behalf of the Trust, the Expense Agreement and the Letter of Representations and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                           (iii) assisting in the registration of the Preferred
                  Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                           (iv) assisting in the listing of the Preferred
                  Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                            (v) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                           (vi)  the appointment of a Paying Agent,
                  authenticating agent and Securities Registrar in accordance with this Trust Agreement;

                           (vii)  registering transfers of the Trust
                  Securities in accordance with this Trust Agreement;

                           (viii) to the extent provided in this Trust
                  Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (ix) unless otherwise determined by the Depositor,
                  the Property Trustee or the Administrative Trustees, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                           (x) the taking of any action incidental to the
                  foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                  (B) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i) the establishment and maintenance of the Payment Account;

                           (ii)  the receipt of the Debentures;

                           (iii)  the collection of interest, principal
                  and any other payments made in respect of the Debentures into the Payment Account;

                           (iv) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

                           (v) the sending of notices of default and other
                  information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                           (vi)  the distribution of the Trust Property
                  in accordance with the terms of this Trust
                  Agreement;

                           (vii)  to the extent provided in this Trust
                  Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (viii) after the occurrence of an Event of Default,
                  the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                           (ix) subject to this Section 2.07(a)(B), the Property
                  Trustee shall have none of the duties of the Administrative Trustees set forth in Section 2.07(a)(A).

                  (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement,
(ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to be treated as an association taxable as a corporation for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or
(v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Initial Depositor or the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                           (i) to prepare for filing with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, the Debentures and the Guarantee, including any amendments thereto;

                           (ii) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                           (iii) to prepare for filing by the Trust an application to the New York Stock Exchange for listing upon notice of issuance of the Preferred Securities;

                           (iv) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended, including any amendments thereto;

                           (v) to negotiate the terms of, and execute and deliver, the Underwriting Agreement providing for the sale of the Preferred Securities; and

                           (vi) any other actions necessary or desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as a corporation for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In so doing, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Depositor or any of the Administrative Trustees determines in its or his discretion to be necessary or desirable for such purposes, provided that such action does not adversely affect the interests of the Holders of the Preferred Securities. Any action not specifically assigned herein that the Trustees may be permitted or required to do under this Trust Agreement may be taken by majority vote of the Trustees.

            Section 2.08. Assets of the Trust. The assets of the Trust shall consist of the Trust Property.

            Section 2.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.


                                   ARTICLE III

                                 PAYMENT ACCOUNT

            Section 3.01. Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                   ARTICLE IV

                           DISTRIBUTIONS; REDEMPTIONS

            Section 4.01. Distributions. (a) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from October 21, 1996, and, except in the event that SPS exercises its right to extend the interest payment period for the Debentures pursuant to
Section 101 of the Supplemental Indenture, shall be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on December 1, 1996. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.01(a), a "Distribution Date").

                  (b) The Trust Securities represent beneficial interests in the Trust, and, subject to Section 4.03 hereof, all Distributions will be made pro rata on each of the Trust Securities; distributions payable as a preference on the Preferred Securities shall be fixed at a rate of 7.85% per annum of the Liquidation Amount of the Preferred Securities. The amount of Distributions payable for any full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period. If the interest payment period for the Debentures is extended pursuant to Section 101 of the Supplemental Indenture, then the rate per annum at which Distributions on the Trust Securities accumulate shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such extended interest payment period is equal to the aggregate amount of interest (including interest payable on unpaid interest at the percentage rate per annum set forth above, compounded quarterly) that accrues during any such extended interest payment period on the Debentures. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

                  (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has funds legally and immediately available in the Payment Account for the payment of such Distributions.

                  (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Distribution Date.

            Section 4.02. Redemptions. (a) On each Debenture Redemption Date, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                  (b) If (i) (x) a Special Event shall occur and be continuing and (y) within 45 days following the occurrence of such Special Event the Trustees shall not have received from the Debenture Trustee a notice of redemption of all of the Debentures on a Debenture Redemption Date (as specified in such notice) which is to occur not later than 90 days following the occurrence of such Special Event, or (ii) if the Trust is not or will not be taxed as a grantor trust, but a Tax Event has not occurred, the Depositor may in its sole discretion direct the Trustees to, and the Trustees shall if so directed by the Depositor, dissolve the Trust and cause the Trust to distribute to each Holder of Trust Securities, in accordance with Section 9.04 and on a Liquidation Date which shall occur not later than 90 days following the occurrence of such Special Event, a Like Amount of Debentures in liquidation of the Trust; provided, however, that the Trustees shall be required to follow the direction of the Depositor to dissolve the Trust and distribute the Debentures to Holders of Trust Securities in accordance with this Section 4.02(b) and Section 9.04 only if the Trust shall have received an Opinion of Counsel experienced in such matters to the effect that the Holders of Preferred Securities will not recognize any gain or loss for United States Federal income tax purposes as a result of such distribution. The election of the Depositor to cause the Trust to be dissolved shall be evidenced by a Board Resolution. If the Trust is not dissolved pursuant to the preceding sentence and the Trust Securities remain Outstanding, then Additional Interest Attributable to Taxes (as defined in the Subordinated Indenture) will be payable on the Debentures.

                  (c) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall identify the Trust Securities to be redeemed (including CUSIP number) and shall state:

                  (i)  the Redemption Date;

                  (ii)  the Redemption Price;

                  (iii)  the place of payment where such Trust
         Securities are to be surrendered for payment of the Redemption Price; and

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that, if the monies required to effect such redemption have been duly deposited by SPS with the Property Trustee, interest thereon will cease to accrue on and after said date.

                  (d) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds immediately available in the Payment Account for the payment of such Redemption Price.

                  (e) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York time, on the Redemption Date, subject to Section 4.02(d), the Property Trustee shall, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and, at the direction of the Depositor, shall give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof; provided if the Property Trustee does not do so, it will be regarded as having revoked the notice of redemption. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.02(d), shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and shall give the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest on such Redemption Price, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is not paid either by the Trust or by the Depositor pursuant to the Guarantee, such Trust Securities shall be considered to remain outstanding and will continue to accrue, at the rate specified above, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

                  (f) Payment of the Redemption Price on the Trust Securities shall be made to the Owners thereof as they appear on the Securities Register on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the fifteenth day prior to the Redemption Date.

                  (g) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated to the Common Securities and the Preferred Securities on a pro rata basis based upon their respective aggregate Liquidation Amounts. The particular Preferred Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or any integral multiple thereof) of the aggregate Liquidation Amount of Preferred Securities of a denomination larger than $25. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities which has been or is to be redeemed.

            Section 4.03. Subordination of Common Securities. (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the aggregate Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) payable as a preference on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

                  (b) In the case of the occurrence of any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any Event of Default until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act in accordance with Article VIII hereof and solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities. In such event, only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

            Section 4.04. Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, payments shall be made by wire transfer to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

            Section 4.05. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, state and local tax and information returns (including, without limitation, Form 8281 which must be filed by an issuer of an original issue discount security) and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall prepare and file (or cause to be prepared or filed) the Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

            Section 4.06. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Interest Attributable to Taxes (as defined in the Subordinated Indenture), the Property Trustee shall distribute to the Administrative Trustees an amount requested by them and they shall promptly pay any taxes, duties, assessments or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.


                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

            Section 5.01. Initial Ownership. Upon the formation of the Trust and the contribution by the Initial Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Initial Depositor shall be the sole beneficial owner of the Trust.

            Section 5.02. The Trust Securities Certificates. Initial Holders shall purchase Preferred Securities in minimum denominations of $25 (based on Liquidation Amount) and integral multiples of $25 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $25 (based on Liquidation Amount) and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by the facsimile or manual signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

            Section 5.03. Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor signed by its chairman of the board, its president, any executive vice president, any senior vice president, any vice president, the treasurer or secretary without further corporate action by the Depositor, in authorized denominations.

            Section 5.04. Registration of Transfer and Exchange of Preferred Securities Certificates. The Securities Registrar shall keep or cause to be kept a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Trust Securities Certificates and registration of transfers and exchanges of Trust Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Bank in its role as Securities Registrar.

            Upon surrender for the registration of the transfer of any Trust Securities Certificate, the Administrative Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Trust Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Trust Securities that have been called for redemption. At the option of a Holder,

Trust Securities Certificates may be exchanged for other Trust Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Trust Securities Certificates to be exchanged.

            Every Trust Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer, in form satisfactory to the Administrative Trustees and the Securities Registrar, duly executed by the Holder or his or her attorney. Each Trust Securities Certificate surrendered for registration of a transfer or exchange shall be canceled and subsequently disposed of by the Administrative Trustees.

            No service charge shall be made for any registration of transfer or exchange of Trust Securities Certificates, but the Administrative Trustees or the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Securities Certificates.

            Section 5.05. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

            Section 5.06. Persons Deemed Securityholders. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

            Section 5.07. Access to List of Securityholders' Names and Addresses. In addition to, and not by way of limitation of, the Depositor's obligations under Section 312(a) of the Trust Indenture Act, the Depositor shall furnish or cause to be furnished to the Property Trustee semi-annually, not later than February 15 and August 15 of each year, a list in such form as the Property Trustee may reasonably require, of the names and addresses of all Owners of Preferred Securities. The Securities Registrar shall furnish or cause to be furnished (x) to the Depositor, within 15 days after receipt by the Securities Registrar of a request therefor from the Depositor in writing and (y) to the Property Trustee, promptly after receipt by the Securities Registrar of a request therefor from the Property Trustee , a list, in such form as the Depositor or the Property Trustee (as applicable) may reasonably require, of the names and addresses of the Securityholders as of the most recent record date. In addition to, and not by way of limitation of, the provisions of Section 312(b) of the Trust Indenture Act, if one or more Holders of Trust Securities Certificates evidencing not less than 25% of the Liquidation Amount of the outstanding Preferred Securities apply in writing to the Securities Registrar, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates, and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Securities Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or the Securities Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

            Section 5.08. Appointment of Paying Agent. The Paying Agent shall make distributions to Securityholders from the Payment Account and shall report the amounts of such distributions to the Property Trustee and the Administrative Trustees. The Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Bank, and the Paying Agent may choose any co-paying agent that is acceptable to the Administrative Trustees, the Property Trustee and the Depositor. Any Person acting as a Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank, trust company or the Depositor). The Administrative Trustees shall cause such successor Paying Agent or any co-paying agent appointed by the Paying Agent to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

            Any Paying Agent shall hold in trust for the benefit of the Preferred Securityholders all sums held by such Paying Agent for payment on the Preferred Securities, and shall give the Property Trustee notice of any default hereunder by either the Trust or the Depositor.

            Section 5.09. Book-Entry Preferred Securities Certificates; Common Securities Certificate. (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates to be delivered to The Depository Trust Company, the initial Clearing Agency, or to a custodian designated by it, by, or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such Owner's interest in such Preferred Securities, except as provided in Section 5.11. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.11:

                  (i) the provisions of this Section 5.09(a) shall be in full force and effect;

                  (ii) the Securities Registrar, the Paying Agent and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and interest on the Book-Entry Preferred Securities and the giving of instructions or directions to Owners of Book-Entry Preferred Securities) as the sole Holder of Book-Entry Preferred Securities, and shall have no obligations to the Owners thereof;

                  (iii) to the extent that the provisions of this Section 5.09 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.09 shall control;

                  (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Letter of Representations, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants; and

                  (v) whenever this Trust Agreement requires or permits actions to be taken based upon the instructions or directions of Holders of Trust Certificates evidencing a specified percentage of the aggregate Liquidation Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the applicable class of Trust Certificates and has delivered such instructions to the Administrative Trustees.

                  (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate. In the event that the Depositor shall transfer any of its Common Securities, additional Common Securities Certificates, in definitive form, may be issued if required.

            Section 5.10. Notices to Clearing Agency. To the extent a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.11, the Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

            Section 5.11. Definitive Preferred Securities Certificates. If (i) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the Liquidation Amount advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Preferred Securities Certificates, then the Clearing Agency shall notify all Owners of Preferred Securities Certificates and the Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Administrative Trustees by the Clearing Agency of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Security-holders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

            Section 5.12. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09. The Securityholders shall not have any right or title therein other than the beneficial interest in the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall, except as otherwise set forth herein, be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            The right of any Holder of Trust Securities to receive payment of Distributions on the Trust Securities in accordance with this Trust Agreement and the terms of the Trust Securities on or after the respective payment dates thereof, or to institute suit for the enforcement of any such payments on or after such payment dates, shall not be impaired without the consent of each such Holder.


                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

            Section 6.01. Limitations on Voting Rights. (a) Except as provided in this Section, in Sections 8.10 and 10.02 hereof, and in the Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

            (b) So long as any Debentures are held by the Property Trustee on behalf of the Trust, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under
Section 513 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Trust Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each holder of Trust Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Trust Securities, except pursuant to a subsequent vote of the Outstanding Trust Securities. The Property Trustee shall notify all Holders of the Trust Securities of any notice of default received from the

Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Outstanding Trust Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States Federal income tax purposes on account of such action.

            (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Trust Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would be classified as an association taxable as a corporation for United States Federal income tax purposes.

            Section 6.02. Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.07 to each Trust Securityholder of record, at his or her registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

            Any and all notices to which any Trust Securityholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Preferred Securityholder of record at his last known address as recorded on the Securities Register.

            Section 6.03. Meetings of Trust Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Security- holders to vote on any matter upon the written request of Securityholders of record holding 25% (based upon aggregate Liquidation Amount) of the Outstanding Trust Securities, and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Securityholders to vote on any matters as to which Securityholders are entitled to vote.

            Securityholders of record holding 50% or more of the Trust Securities (based upon aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

            If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, at such meeting holding more than a majority of the Outstanding Trust Securities (based upon aggregate Liquidation Amount) shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

            Section 6.04. Voting Rights. Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Securityholders' voting rights shall be as provided by Section 316 of the Trust Indenture Act.

            Section 6.05. Proxies, Etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a request by the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid later than thirty-six (36) full calendar months after its date of execution (or such shorter period as may be provided therein).

            Section 6.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon aggregate Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

            Section 6.07. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may, in the circumstances permitted under the Trust Indenture Act, from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders, the payment of any distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes. If not set by the Administrative Trustees prior to the first solicitation of a Securityholder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 5.07) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

            Section 6.08. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

            Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

            If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

            Section 6.09. Inspection of Records. Subject to Section 5.07 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the other records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                   ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF THE BANK

            Section 7.01. Representations and Warranties. The Bank hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                  (a) the Bank is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (c) this Trust Agreement has been duly authorized, executed and delivered by the Bank and constitutes the valid and legally binding agreement of the Bank enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) the execution, delivery and performance by the Bank of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Bank and do not require any approval of stockholders of the Bank, and such execution, delivery and performance will not (i) violate the Bank's Charter or By-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Bank is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware governing the banking or trust powers of the Bank or any order, judgment or decree applicable to the Bank;

                  (e) neither the authorization, execution or delivery by the Bank of this Trust Agreement nor the consummation of any of the transactions by the Bank contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing Federal law governing the banking or trust powers of the Bank or under the laws of the State of Delaware; and

                  (f) there are no proceedings pending or, to the best of the Bank's knowledge, threatened against or affecting the Bank in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Bank to enter into or perform its obligations as one of the Trustees under this Trust Agreement.


                                  ARTICLE VIII

                                  THE TRUSTEES

            Section 8.01. Certain Duties and Responsibilities. (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. The Trustees shall have all the privileges, rights and immunities provided by the Delaware

Business Trust Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Trustees. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section and, in the case of the Property Trustee, to the provisions of the Trust Indenture Act.

            (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

            (c) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                 (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                 (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                 (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law;

                 (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with respect to their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor; and

                 (vi) the Property Trustee shall have no responsibility for the genuineness, value or
                      sufficiency of the Debentures, or for the payment of any taxes assessed or levied thereon.

            Section 8.02. Notice of Defaults. Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.09, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

            Section 8.03. Certain Rights of the Property Trustee. Subject to the provisions of Section 8.01 and except as provided by law:

                  (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust
         Agreement shall be sufficiently evidenced by an Officers'
         Certificate;

                  (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                  (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Property Trustee may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                  (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and,

                  (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  Section 8.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities, provided that such use or application is in accordance with Section 2.05.

            Section. 8.05. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

            Section 8.06. Compensation; Fees; Indemnity. The Depositor and the Trust each agrees:

                  (1) to pay to the Trustees from time to time such compensation as the Depositor and the Trustees shall from time to time agree in writing for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustees or any predecessor Trustee for, and to hold the Trustees harmless against, any and all loss, damage, claims, liability, penalty or expense, including taxes, other than taxes based on the income of the Trustee or withholding taxes imposed with respect to payments on the Trust Securities, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this
         Section 8.06 shall survive the termination of this Trust Agreement, and to secure the same, the Property Trustee shall have a lien against the Trust Property which lien shall be prior to the claims of the Securityholders.

            Section 8.07. Corporate Property Trustee Required; Eligibility of Trustees. (a) There shall at all times be a Property Trustee, qualified as provided in Section 310(a) of the Trust Indenture Act, hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has (a) a combined capital and surplus of at least $50,000,000 and (b) an unsecured or deposit rating of at least investment grade by each of Standard & Poor's Corporation and Moody's Investors Services, Inc. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

            Section 8.08. Conflicting Interests. None of the Trust, SPS or any Person directly or indirectly controlling, controlled by or under common control with either the Trust or SPS may serve as Property Trustee hereunder. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

            Section 8.09. Co-Trustees and Separate Trustees. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Administrative Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in accordance with
Section 310(a) of the Trust Indenture Act, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Administrative Trustees and the Property Trustee, respectively, alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of
Section 8.07.

            Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (1) The Trust Securities shall be executed and delivered, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such Act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (3) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default under the Subordinated Indenture has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other trustee hereunder.

                  (5) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                  (6) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee. Upon receipt of such Act of Holders, the Property Trustee shall promptly deliver a copy thereof to each such co-trustee and separate trustee.

            Section 8.10. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

            The Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section
8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

            Unless an Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by the Depositor. If an Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Trust Securities Certificates then Outstanding, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). In the event that any Securityholder is deemed to have waived the right to act to remove the Relevant Trustee, then for the purpose of determining whether a majority in aggregate Liquidation Amount of Trust Security Certificates have acted to remove the Relevant Trustee, the Trust Securities of such Securityholders shall be treated as if they are not Outstanding.

            If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Relevant Trustee at a time when no Event of Default shall have occurred and be continuing, the Depositor, by delivering notice to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when an Event of Default shall have occurred and be continuing, the Securityholders, by Act of the Securityholders of a majority in Liquidation Amount of the Trust Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. In the event that any Securityholder is deemed to have waived the right to appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, then for the purpose of determining whether a majority in aggregate Liquidation Amount of the Trust Securities then Outstanding have acted to appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, the Trust Securities of such Securityholder shall be treated as if they are not Outstanding. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Depositor or the Trust Securityholders and have accepted such appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

            The retiring Relevant Trustee shall give notice of each resignation and each removal of such Relevant Trustee and each appointment of a successor Relevant Trustee with respect to the Trust Securities and the Trust to all Securityholders in the manner provided in Section 10.09 and to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office.

            Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Property Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

            Section 8.11. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Relevant Trustee with respect to all Trust Securities and the Trust, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective, and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of charges due to such retiring Relevant Trustee, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

            In case of the appointment hereunder of a successor Relevant Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (2) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees of the same trust and that each such Relevant Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee, and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

            Upon request of any such successor Relevant Trustee, the Administrative Trustees on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in this Section 8.11.

            No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

            Section 8.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Property Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, shall be the successor of such Relevant Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 8.13. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

            Section 8.14. Reports by the Property Trustee. (a) Within 60 days after December 31 of each year commencing with December 31, 1996, the Property Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Securities Register, and to the Depositor, a brief report dated as of such December 31 with respect to:

                  (i) its eligibility under Section 8.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

                  (ii) any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

            (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Depositor.

            Section 8.15. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) as may be required by
Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act, in each case in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

            Section 8.16. Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

            Section 8.17. Number of Trustees. (a) The number of Trustees shall be four, provided that the Depositor, by written instrument, may increase or decrease the number of Trustees.

            (b) If a Trustee ceases to hold office for any reason, and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

            Section 8.18. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

            (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                   ARTICLE IX

                           TERMINATION AND LIQUIDATION

            Section 9.01. Termination upon Expiration Date. Unless earlier terminated, the Trust shall automatically terminate on September 1, 2036 (the "expiration date"), following the distribution of the Trust Property in accordance with Section 9.04.

            Section 9.02. Early Termination. Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"):

                  (i)   the occurrence of a Bankruptcy Event in
         respect of, or the dissolution or liquidation of, a Common Securityholder;

                  (ii) the Depositor has elected to cause the Trust to be dissolved pursuant to Section 4.02(b);

                  (iii)   the redemption of all of the Preferred
         Securities; and

                  (iv) the issuance of an order for dissolution of the Trust by a court of competent jurisdiction;

the Trust shall automatically terminate following (except in the case of clause
(i)) the distribution of the Trust Property in accordance with Section 9.04.

            Section 9.03. Termination. Except in the case of a termination pursuant to Section 9.02(i), the respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders, upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (ii) the payment of any expenses owed by the Trust; and
(iii) the discharge
of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust and the Securityholders. In the case of a termination pursuant to Section 9.02(i), the respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate without any further action upon the occurrence of the event specified in Section 9.02(i).

            Section 9.04. Liquidation. (a) If an Early Termination Event specified in clause (ii) of Section 9.02 occurs, the Trustees shall, as expeditiously as the Trustees determine to be practicable, make a final distribution (a "Final Distribution") distributing, subject to receipt of an Opinion of Counsel as specified in Section 4.02(b), to each Securityholder a Like Amount of Debentures, subject to Section 9.04(e). Notice of such Final Distribution shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Final Distribution Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. Any such notice of Final Distribution shall:

                  (i)   state the Liquidation Date;

                  (ii) state that from and after the Final Distribution Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.04(e) applies receive a Final Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

            (b) If an Early Termination Event specified in clause (i) of Section
9.02 occurs, a Liquidating Trustee may be appointed (which Liquidating Trustee may be the same Person as the Property Trustee) by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Outstanding Trust Securities or by a court of competent jurisdiction. Any such Liquidating Trustee shall (unless otherwise instructed by a court of competent jurisdiction) distribute the Trust Property in substantially the same manner as described in Section 9.04(a), (c) and (d), or, if deemed appropriate by such Liquidating Trustee, shall liquidate the Trust Property and distribute the proceeds in substantially the same manner as described in Section 9.04(e).

            (c) Except where Section 9.04(e) applies, in order to effect the Final Distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Final Distribution Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

            (d) Except where Section 9.04(e) applies, after the Final Distribution Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) SPS shall use its reasonable efforts to have the Debentures listed on the New York Stock Exchange or on such other exchanges as the Preferred Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

            (e) In the event that, notwithstanding the other provisions of this
Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee (or the Liquidating Trustee if one is appointed pursuant to Section 9.04(b)) not to be practical, the Trust Property shall be liquidated, the proceeds distributed and the Trust Certificates canceled by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date specified by the Property Trustee, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such termination pro rata (determined as aforesaid) with

Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS


            Section 10.01. Limitation on Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Section 10.02. Amendment. (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation at any time that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended; provided, however, that such amendment or action shall not adversely affect the rights of any Securityholder and, in the case of clause (i), any amendments of this Trust Agreement shall become effective only when notice thereof is given to the Securityholders.

            (b) Except as provided in Section 10.02(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or cause the Trust to fail or cease to qualify for an exemption from the status of an "investment company" under the Investment Company Act of 1940, as amended.

            (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such Distribution on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), paragraph (b) of this Section 10.02 may not be amended.

            (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for an exemption from status of an "investment company" under the Investment Company Act of 1940, as amended.

            (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

            (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

            (g) The Property Trustee shall not be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

            Section 10.03. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 10.04. Tax Elections. Each holder of Trust Securities, including any subsequent holder of Trust Securities, by accepting a Trust Security grants to the Depositor a power of attorney to file any election (including any protective election) that is necessary or desirable to cause the Trust to be treated for income tax purposes as a grantor trust and/or not as an association taxable as a corporation.

            Section 10.05. GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            Section 10.06. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Trust or the Relevant Trustee or both, including any successor by operation of law.

            Section 10.07. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

            Section 10.08. Intention of Parties. It is the intention of the parties hereto that the Trust not be classified for United States Federal income tax purposes an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States Federal income tax purposes. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

            Section 10.09. Notice and Demand. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register and (ii) in the case of the Common Securityholder or the Depositor, to Southwestern Public Service Company, Tyler at Sixth, Amarillo, Texas 79101, Attention: Secretary, facsimile no. (806) 378-2995. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

            Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is furnished in writing) as follows:
(i) with respect to the Property Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of Southwestern Public Service Capital I, c/o Secretary." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

            Section 10.10. Agreement Not to Petition. Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with
Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.10, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of Depositor, the Property Trustee will file an answer with the bankruptcy court or otherwise properly contest the filing of such petition against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.10 shall survive the termination of this Trust Agreement.

            Section 10.11. Trust Indenture Act; Conflict with Trust Indenture Act. (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the required provisions of the Trust Indenture Act or otherwise limits, qualifies or conflicts with the duties imposed by Sections 310 through 317 inclusive of the Trust Indenture Act, such required or imposed provision shall control.

            (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

            THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND

ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                                  -------------

            IN WITNESS WHEREOF, the undersigned have executed and delivered this Trust Agreement, in the case of SPS, the Bank and the Property Trustee by their representatives thereunto duly authorized.


                                            /s/ David M. Wilks
                                            --------------------------
                                            David M. Wilks,
                                            as Initial Depositor

                                            SOUTHWESTERN PUBLIC SERVICE COMPANY,
                                            as Depositor


                                            By: /s/ Bill D. Helton
                                                ------------------------------
                                                Name: Bill D. Helton
                                                Title: Chairman of the Board

                                            WILMINGTON TRUST COMPANY,
                                            as Property Trustee


                                            By: /s/ Donald G. MacKelcan
                                                ------------------------------
                                                Name:  Donald G. MacKelcan
                                                Title: Assistant Vice President

                                            WILMINGTON TRUST COMPANY


                                            By: /s/ Donald G. MacKelcan
                                                ------------------------------
                                                Name: Donald G. MacKelcan
                                                Title: Assistant Vice Presidnt


                                                /s/ David M. Wilks
                                                -----------------------------
                                                    David M. Wilks,
                                                    as Administrative Trustee


                                                /s/ Robert D. Dickerson
                                                -----------------------------
                                                    Robert D. Dickerson,
                                                    as Administrative Trustee


                                                /s/ James D. Steinhilper
                                                -----------------------------
                                                    James D. Steinhilper,
                                                    as Administrative Trustee

                                                              EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I


            THIS CERTIFICATE OF TRUST of Southwestern Public Service Capital I (the "Trust"), dated June 5, 1996, is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. c. ss.ss. 3801 et seq.).

            1. Name. The name of the business trust being formed hereby is Southwestern Public Service Capital I.

            2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

            3. Effective Date. This Certificate of Trust shall be effective as of its filing.

            IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                   WILMINGTON TRUST COMPANY,
                                   as Trustee


                                   By:
                                      -----------------------------
                                      Name:  Donald G. MacKelcan
                                      Title: Assistant Vice President

                                                               EXHIBIT B


                            LETTER OF REPRESENTATIONS



                                                                October 18, 1996



The Depository Trust Company
55 Water Street, 49th Floor
New York, New York  10041-0099

Attention:  General Counsel's Office


            Re:  Southwestern Public Service Capital I
                 7.85% Trust Preferred Securities, Series A


Ladies and Gentlemen:

            The purpose of this letter is to set forth certain matters relating to the issuance and deposit with The Depository Trust Company ("DTC") of the Southwestern Public Service Capital I 7.85% Trust Preferred Securities, Series A (the "Preferred Securities"), of Southwestern Public Service Capital I, a Delaware business trust (the "Issuer"), formed pursuant to a Trust Agreement between David M. Wilks, as Initial Depositor and Wilmington Trust Company (the "Bank"), as amended and restated in an Amended and Restated Trust Agreement dated as of October 21, 1996 among the Initial Depositor, Southwestern Public Service Company ("SPS"), the Bank and David M. Wilks, Robert D. Dickerson, and James D. Steinhilper as Trustees (the "Trustees"). The payment of distributions on the Preferred Securities and payments due upon liquidation of the Issuer or redemption of the Preferred Securities are to be guaranteed by SPS to the extent set forth in a Guarantee Agreement dated October 21, 1996 by SPS and Wilmington Trust Company, as guarantee trustee, with respect to the Preferred Securities. SPS and the Issuer propose to sell the Preferred Securities to certain Underwriters (the "Underwriters") pursuant to an Underwriting Agreement dated October 16, 1996 by and among the Underwriters, the Issuer and SPS, and the Underwriters wish to take delivery of the Preferred Securities through DTC.

            To induce DTC to accept the Preferred Securities as eligible for deposit at DTC, and to act in accordance with DTC's Rules with respect to the Preferred Securities, the Issuer and Wilmington Trust Company make the following representations to DTC:

            1. Prior to the closing of the sale of the Preferred Securities to the Underwriters, which is expected to occur on or about October 21, 1996, there shall be deposited with DTC one or more global certificates (individually and collectively, the "Global Certificate") registered in the name of DTC's nominee, Cede & Co., representing an aggregate of up to 4,000,000 Preferred Securities and bearing the following legend:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            2. The Amended and Restated Trust Agreement of Southwestern Public Service Capital I provides for the voting by holders of the Preferred Securities under certain limited circumstances. The Issuer shall establish a record date for such purposes and shall, to the extent possible, give DTC notice of such record date not less than 15 calendar days in advance of such record date.

            3. In the event of a stock split, conversion, recapitalization, reorganization or any other similar transaction resulting in the cancellation of all or any part of the Preferred Securities outstanding, the Issuer or the Bank shall send DTC a notice of such event at least 5 business days prior to the effective date of such event.

            4. In the event of distribution on, or an offering or issuance of rights with respect to, the Preferred Securities outstanding, the Issuer or the Bank shall send DTC a notice specifying: (a) the amount of and conditions, if any, applicable to the payment of any such distribution or any such offering or issuance of rights; (b) any applicable expiration or deadline date, or any date by which any action on the part of the holders of Preferred Securities is required; and (c) the date any required notice is to be mailed by or on behalf of the Issuer to holders of Preferred Securities or published by or on behalf of the Issuer (whether by mail or publication, the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before the Publication Date. The Issuer or the Bank will forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) that includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 calendar days nor more than 60 calendar days prior to the payment of any such distribution or any such offering or issuance of rights with respect to the Preferred Securities. After establishing the amount of payment to be made on the Preferred Securities, the Issuer or the Bank will notify DTC's Dividend Department of such payment 5 business days prior to payment date. Notices to DTC's Dividend Department by telecopy shall be sent to (212) 709-1723. Such notices by mail or by any other means shall be sent to:

                           Manager, Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, New York  10004-2695

            The Issuer or the Bank shall confirm DTC's receipt of such telecopy by telephoning the Dividend Department at (212) 709-1270.

            5. In the event of a redemption by the Issuer of the Preferred Securities, notice specifying the terms of the redemption and the Publication Date of such notice shall be sent by the Issuer or the Bank to DTC not less than 30 calendar days prior to such event by a secure means in the manner set forth in paragraph 4. Such redemption notice shall be sent to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190, and receipt of such notice shall be confirmed by telephoning (516) 227-4070. Notice by mail or by any other means shall be sent to:

                           Call Notification Department
                           The Depository Trust Company
                           711 Stewart Avenue
                           Garden City, New York  11530-4719

            6. In the event of any invitation to tender the Preferred Securities, notice specifying the terms of the tender and the Publication Date of such notice shall be sent by the Issuer or the Bank to DTC by a secure means and in a timely manner as described in paragraph 4. Notices to DTC pursuant to this paragraph and notices of other corporate actions (including mandatory tenders, exchanges and capital changes), shall be sent, unless notification to another department is expressly provided for herein, by telecopy to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094 and receipt of such notice shall be confirmed by telephoning (212) 709-6884, or by mail or any other means to:

                           Manager, Reorganization Department
                           Reorganization Window
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, New York  10004-2695

            7. All notices and payment advices sent to DTC shall contain the CUSIP number or numbers of the Preferred Securities and the accompanying designation of the Preferred Securities, which, as of the date of this letter, is "Southwestern Public Service Capital I 7.85% Trust Preferred Securities, Series A."

            8. Distribution payments or other cash payments with respect to the Preferred Securities evidenced by the Global Certificate shall be governed by DTC's current Principal and Income Payments Rider, a copy of which is attached hereto as Annex I. For purposes of this letter, the term "Agent" used in Annex I shall be deemed to refer to the Bank.

            9. DTC may direct the Issuer and the Bank to use any other telecopy number or address of DTC as the number or address to which notices or payments may be sent.

            10. In the event of a conversion, redemption, or any other similar transaction (e.g., tender made and accepted in response to the Issuer's or the Bank's invitation) necessitating a reduction in the aggregate number of Preferred Securities outstanding evidenced by the Global Certificate, DTC, in its discretion: (a) may request the Issuer or the Bank to issue and countersign a new Global Certificate; or (b) may make an appropriate notation on the Global Certificate indicating the date and amount of such reduction.

            11. DTC may discontinue its services as a securities depositary with respect to the Preferred Securities at any time by giving reasonable prior written notice to the Issuer and the Bank (at which time DTC will confirm with the Issuer or the Bank the aggregate number of Preferred Securities deposited with it) and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Issuer may determine to make alternative arrangements for book-entry settlement for the Preferred Securities, make available one or more separate global certificates evidencing Preferred Securities to any Participant having Preferred Securities credited to its DTC account, or issue definitive Preferred Securities to the beneficial holders thereof, and in any such case, DTC agrees to cooperate fully with the Issuer and the Bank and to return the Global Certificate, duly endorsed for transfer as directed by the Issuer or the Bank, together with any other documents of transfer reasonably requested by the Issuer or the Bank.

            12. In the event that the Issuer determines that beneficial owners of Preferred Securities shall be able to obtain definitive Preferred Securities, the Issuer or the Bank shall notify DTC of the availability of certificates. In such event, the Issuer or the Bank shall issue, transfer and exchange certificates in appropriate amounts, as required by DTC and others, and DTC agrees to cooperate fully with the Issuer and the Bank and to return the Global Certificate, duly endorsed for transfer as directed by the Issuer or the Bank, together with any other documents of transfer reasonably requested by the Issuer or the Bank.

            13. This letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            14. The Issuer (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

            Nothing herein shall be deemed to require the Bank to advance funds on behalf of the Issuer.

                                Very truly yours,

                                SOUTHWESTERN PUBLIC SERVICE CAPITAL I
                                (As Issuer)

                                By: Southwestern Public Service
                                      Company, Depositor


                                By:
                                         Name:
                                         Title:


                                WILMINGTON TRUST COMPANY
                                Property Trustee


                                By:
                                         Name:
                                         Title:

RECEIVED AND ACCEPTED:                               WILMINGTON TRUST COMPANY

THE DEPOSITORY TRUST COMPANY
                                                     By:
                                                           Name:
By:  ________________________________                      Title:
       Authorized Officer

                                                                       EXHIBIT C





                       PRINCIPAL AND INCOME PAYMENTS RIDER


            1. This Rider supersedes any contradictory language set forth in the Letter of Representations to which it is appended.

            2. With respect to principal and income payments in the Securities:

            A. Issuer or Agent shall provide notice to a standard interest and dividend announcement service subscribed to by DTC. In the event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such notice shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or (212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notices to DTC pursuant to the above by mail or any other means shall be sent to:

                           Manager, Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

            B.   Issuer or Agent shall provide DTC, no later that noon (Eastern
                 Time) on each periodic interest, principal or dividend payment date, a written notice of payment information containing the Security CUSIP numbers for which payment will be sent, as well as the dollar amount of payment.


            C. Dividends, interest payments, and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern
                 Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                           The Chase Manhattan Bank
                           ABA # 021 000 021
                           For Credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Dividend Deposit Account # 066 026776

            D. Maturity and redemption payments with CUSIP-level detail shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds by 2:30 p.m. (Eastern Time) on the payable date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                           The Chase Manhattan Bank
                           ABA # 021 000 021
                           For credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Redemption Account # 066-027306

            E. Principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds by 2:30 p.m. (Eastern Time) on the first payable date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows

                           The Chase Manhattan Bank
                           ABA 021 000 021
                           For credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Reorganization Deposit Account # 066-027608

                                                                       EXHIBIT D







         REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") -- to be included in DTC Letter of Representations




            The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

            On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

            On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern
Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

            Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

                                                                       EXHIBIT E









                      THIS CERTIFICATE IS NOT TRANSFERABLE


Certificate Number                                 Number of Common Securities
             C-1                                            123,711


                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I


                           Common Securities, Series A
                (liquidation amount U.S. $25 per Common Security)


            Southwestern Public Service Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Southwestern Public Service Company (the "Holder") is the registered owner of 123,711 common securities of the Trust representing beneficial interests in the Trust and designated the Common Securities (liquidation amount U.S. $25 per Common Security) (the "Common Securities"). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 21, 1996, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

            Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

            IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of October, 1996.


                                  Southwestern Public Service Capital I



                                  By:
                                      -----------------------------------
                                           Administrative Trustee

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_______________________

Signature:_______________________________________

              (Sign exactly as your name appears on the other side
                      of this Common Security Certificate)

                                                                       EXHIBIT F









                    AGREEMENT AS TO EXPENSES AND LIABILITIES


            AGREEMENT dated as October 21, 1996 between Southwestern Public Service Company, a New Mexico corporation ("SPS"), and Southwestern Public Service Capital I, a Delaware business trust (the "Trust").

            WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Debentures from SPS and to issue and sell Southwestern Public Service Capital I 7.85% Trust Preferred Securities, Series (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of October 21, 1996 as the same may be amended from time to time (the "Trust Agreement");

            WHEREAS, SPS is the issuer of the Debentures;

            NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase SPS hereby agrees shall benefit SPS and which purchase SPS acknowledges will be made in reliance upon the execution and delivery of this Agreement, SPS and the Trust hereby agree as follows:

                                    ARTICLE I

            Section 1.01. Guarantee by SPS. Subject to the terms and conditions hereof, SPS hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Creditors") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Creditors. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Creditors, whether or not such Creditors have received notice hereof.

            Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Creditors remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Creditor must restore payment of any sums paid under any Obligation for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

            Section 1.03. Waiver of Notice. SPS hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and SPS hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

            Section 1.04. No Impairment. The obligations, covenants, agreements and duties of SPS under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Creditors to enforce, assert or exercise any right, privilege, power or remedy conferred on the Creditors with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Creditors to give notice to, or obtain the consent of, SPS with respect to the happening of any of the foregoing.

            Section 1.05. Enforcement. A Creditor may enforce this Agreement directly against SPS and SPS waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against SPS.


                                   ARTICLE II

            Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of SPS and shall inure to the benefit of the Creditors.

            Section 2.02. Amendment. So long as there remains any Creditor or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Creditor or to the holders of the Preferred Securities.

            Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

                    Southwestern Public Service Capital I
                    Wilmington Trust Company
                    Rodney Square North,
                    1100 North Market Street
                    Wilmington, Delaware  19890
                    and copies to:

                    Southwestern Public Service Company
                    Tyler at Sixth
                    Amarillo, Texas  79101
                    Facsimile No.:  (806) 378-2995
                    Attention: Secretary
                    (with a copy sent to the same
                     address marked to the attention of the
                    the Administrative Trustees)
                    Facsimile No.:  (806) 378-2995


            Section 2.04. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

            THIS AGREEMENT is executed as of the day and year first above written.


                                  SOUTHWESTERN PUBLIC SERVICE COMPANY


                                  By:
                                      ----------------------------------
                                       Name:
                                       Title:


                                  SOUTHWESTERN PUBLIC SERVICE CAPITAL I


                                  By:
                                      -----------------------------------
                                       Administrative Trustee

                                                                       EXHIBIT G




            This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

            Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York City) to Southwestern Public Service Capital I or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                             Number of Preferred Securities
        P-1                                             4,000,000
                                                     CUSIP NO. 845739200


                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                      SOUTHWESTERN PUBLIC SERVICE CAPITAL I

                   7.85% Trust Preferred Securities, Series A
              (liquidation amount U.S. $25 per Preferred Security)


            Southwestern Public Service Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 4,000,000 preferred securities of the Trust representing a beneficial ownership interest in the Trust and designated the Southwestern Public Service Capital I 7.85% Trust Preferred Securities, Series A (liquidation amount U.S. $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of October 21, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The holder of this certificate is entitled to the benefits of the Guarantee Agreement entered into by Southwestern Public Service Company, a New Mexico corporation, and Wilmington Trust

Company, as guarantee trustee, dated as of October 21, 1996 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

            Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

            IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of October, 1996.


                                  Southwestern Public Service Capital I



                                  By:
                                      ------------------------------------
                                        Administrative Trustee

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_______________________

Signature:_______________________________________

                (Sign exactly as your name appears on the other
                  side of this Preferred Security Certificate)